UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  April 30, 2021

Date of reporting period:  April 30, 2021

Item 1. Reports to Stockholders.

(a)

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Annual Report
April 30, 2021

Logan Capital Large Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	12
Sector Allocation of Portfolio Assets	14
Schedule of Investments	15
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to the Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Expense Example	34
Notice to Shareholders	36
Information about Trustees and Officers	37
Approval of Investment Advisory Agreement	41
Privacy Notice	45

Logan Capital Large Cap Growth Fund

Dear Shareholder,

We are pleased to provide the following comments about Fund performance, the economy and the market for the fiscal year ended April 30, 2021.

Overview

April 2021 ended one of the most unpredictable twelve-month periods anyone on our investment team can remember. The global economy had to abruptly shift gears from a status of economic growth with multi-decade lows in unemployment and record highs in hourly wages to a sudden recession almost overnight. When we evaluate the performance of markets (e.g., individual company performance, asset class allocation, or style) it seems apparent that those companies that had already been preparing innovative strategies before the pandemic had the advantage over their less prepared peers. Normally, most of these innovations would have been implemented over the next several years, but when the pandemic shut-down hit, that timeframe was compressed to mere weeks and the winners turned out to be those businesses that were nimble, resourceful and adaptive, regardless of their industry.

For the fiscal year ended April 30, 2021, the Logan Capital Large Cap Growth Fund (the “Fund”) Institutional Class and Investor Class returned +59.01% and 58.64%, respectively, compared to the benchmark, the Russell 1000® Growth Total Return Index, which returned +51.41%. The Russell 1000® Growth Total Return Index (the “Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. The Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It has been constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

Logan’s Large Cap growth portfolio outperformed the broader benchmark during three of the four quarters, and for the fiscal year as a whole. The performance drivers did not come from any one sector – the common thread was companies with management teams focused on preparing for a changing world. When change happened much faster than expected, their preparations proved invaluable. We saw the long-term demographic trends of the millennials (the largest demographic group) aging up into a higher spending stage of life, and this had a more immediate impact on housing demand due to record low interest rates and a newly mobile workforce of higher-wage workers who had to suddenly work from home. Taking advantage of the surge in demand for housing and housing-related products required the foresight to recognize that the demographics favored strong housing demand. The fact that the next generation of home buyers are digitally oriented has made strong e-commerce platforms – in addition to a compelling traditional retail presence – a requirement for success. Countless slow movers across all industries failed to meet their customers where they were. Beyond the consumer, we continue to look for good performance from those innovative leaders that will benefit from a more broadly recovering economy and the much-anticipated investment in infrastructure.

Logan Capital Large Cap Growth Fund

Contributing Sectors

Health Care (underweight and outperformed, +452 bps)

The Fund is focused on the technology contributing to the improvement in healthcare rather than established Pharma players. Many patients deferred medical treatments because of perceived risk in getting COVID-19 while at health care facilities.

Consumer Discretionary (overweight and outperformed, +230 bps)

Innovative retailers with strong brands and a well-developed e-commerce presence performed very well over the past year. Our team expects the advantages our current holdings gained over the past year will continue as many of the new behaviors consumers took on in the past year remain.

Detracting Sectors

Communication Services (overweight and underperformed, -133 bps)

Streaming media, gaming, and social media proved to be invaluable during the world’s response to COVID-19. Many of the established social media and advertising companies expanded their lead over the past year as businesses needed to find new ways to reach their customers in a more real-time and targeted way. We expect that advertising will be slow to recover given how well targeted advertising performed.

Information Technology (underweight and equal performed, -67 bps)

The portfolio is very selectively invested in the technology sector because we believe much of the sector’s products have become commoditized. Over the past few years the productivity enhancing aspects of technology have shifted to services and connectivity. Many businesses have switched from buying their own systems to becoming buyers of services. The transition to services has empowered a limited number of significant buyers of technology who can either negotiate aggressively on pricing or design/build their own systems – hurting pricing power and margins for the sellers of basic technology.

Best Performing Stocks

Dick’s Sporting Goods (“DKS”) (187.76% return) – Dick’s Sporting Goods runs an omni-channel retail network of sporting goods stores. The company curated their inventory to those partners which offer unique products to Dick’s ad for whom Dick’s can offer a value added selling environment. The company has been upgrading the retail stores to become more experiential and complements the physical stores with a robust e-commerce offering. The unique inventory drives customers to Dick’s on-line and traditional stores as health and fitness became more of a focus for U.S. consumers. While we do not know the path forward for COVID-19, we do believe that DKS will be able to meet their customers where they are to make sales in person or “virtually.”

Williams-Sonoma (“WSM”) (181.31% return) – Demand for household goods remains strong. Prior to COVID-19 our team believed that technology would change how business is done – particularly in retail. The response to COVID-19 accelerated that change and WSM was well prepared. Demand for housing increased and many invested in updating

Logan Capital Large Cap Growth Fund

their homes. WSM’s management spent years building what it takes to compete in a digital economy and was able to meet their customers where they were – at home.

Trade Desk (149.27% return) – On-demand TV continues to make inroads as services such as Disney+, Peacock and others joined established players including Netflix and Hulu. Advertisers continued to need targeted promotions in what was a very dynamic business environment. The effectiveness of targeted ads on streaming services appealed to businesses of all type which needed to find an efficient way to reach their customers. Our team believes that streaming over-the-top media will continue to grow even as the current health crisis is resolved and will provide continuing opportunities to Trade Desk.

Worst Performing Stocks

TTEC Holdings (-3.73% return) – Customer expectations are changing. Businesses are expected to provide highly responsive service at any time of the day and to be able to respond to new requests quickly. TTEC helps companies respond to new opportunities quickly and cost efficiently by automating business processes faster than they could be developed in house.

OneMain Holdings (“OMF”) (3.14% return) – A new purchase in the portfolio, OneMain’s management team is focusing on using technology to improve the consumer loan business. In years past, consumer lending was an in-person business – recently over 60% of OMF’s loans were closed electronically. The company has a nationwide network and is looking to expand into credit cards. The company is using proprietary credit rating technology to lend to credit worthy borrowers which do not score well under legacy systems. This ability should provide an opportunity for growth over other companies which are not equipped to compete.

FLEETCOR Technologies (8.70% return) – Concerns about a slowdown in the economic recovery had an impact on the shares of Fleetcor during the quarter. Fleetcor provides payment and data management to operators of large trucking fleets. We believe the trends of increasing flexibility in shipping and increasing regulation will provide a solid backdrop for the company’s business.

Fiscal Quarter 1 – ended July 31, 2020

As of 7/31/2020, Logan Capital’s assets under management were $2,047 million ($3,149 million including assets under advisement). The Logan Large Cap Growth Fund’s performance for the quarter ending 7/31/2020 outperformed the benchmark Russell 1000 Growth Index. (Institutional Class 20.52% & Investor Class 20.46% versus 19.93% for index.)

At the start of the fiscal quarter ending July 31, 2020, investors were still reeling from one of the most rapid downdrafts ever, as well as the start of one of the fastest market rebounds of the past 30 years. At the time, there was great concern that after the strong rebound in April, the markets would sharply slide again. Fortunately, that was not the case. Instead, the markets continued to climb in a remarkably strong move upward as the U.S. economy — which had been voluntarily shut down in response to the pandemic — started anticipating a resumption of economic activity as businesses re-opened.

Logan Capital Large Cap Growth Fund

Of course, we now know that the impact of the COVID-19 crisis lingered far longer than expected, but in a puzzling twist, certain segments of the equity markets, notably Growth, demonstrated extraordinary strength despite the malaise that held back other segments of the investment markets, as well as the economy. As for Growth, our data team informed us that this quarter had some of the best performing months in the history of our Growth strategies. And all this movement occurred despite some of the most challenging headlines our team can remember.

Why did some stocks do so well, while others languished? When we look at what was driving the returns of the benchmarks and our portfolios, we see an environment where fundamentals ruled. Investors rewarded those that could adapt and punished those that just couldn’t change with their customers. Leading retailers with secure and direct customer relationships performed well. As we entered this quarter, our strategy was to check our work — and check it again – to determine how our companies were doing. We were encouraged that leadership was broadening out to lesser known, but very well-run companies. The major tech innovators had supported the indices, but we believed that valuations might well be full, and that the next up leg would come from companies which were also adjusting well, but which were not as well-known as the market leaders.

As we looked forward from that past vantage point, our focus remained on the consumer. In the United States, the consumer is still 70% of the economic activity of the country and the consumers’ perception of the health situation was still that – eventually – things would get better. If consumers became more comfortable with a riskier world, the economy could indeed recover, even if the COVID situation dragged on. It turns out that U.S. consumers recovered and adapted faster than many expected. The names in the growth portfolios were well-positioned to mitigate the risks in the world today, while still seeking to capture opportunities as they presented themselves.

Fiscal Quarter 2 – ended October 31, 2020

As of 10/31/2020, Logan Capital’s assets under management were $2,041 million ($3,240 million including assets under advisement). The Logan Large Cap Growth Fund’s performance for the quarter ending 10/31/2020 outperformed the benchmark Russell 1000 Growth Index. (Institutional Class 2.65% & Investor Class 2.57% versus 1.56% for index.)

Investors continued to see clarity during the autumn of 2020 and in many ways, the answers to the questions of the day turned out to be better than many projected when the market was at its March 2020 lows. Economic numbers, while not great, came in better than expectations. The consumers and businesses were supported by unprecedented fiscal and monetary stimulus(e.g., PPP Loans and enhanced unemployment compensation). Corporate earnings, especially for innovative companies, came in much better than expected.

This quarter saw the investors rotate somewhat away from growth in favor of value as the success of COVID vaccinations fueled the hope and optimism that the world was steadily moving toward re-opening and getting back to “normal.” After the tremendous gains enjoyed by the “stay-at-home” growth stocks over the previous six months, it was time for the “back-to-work / reopening” stocks – mostly value names that had lagged – to

Logan Capital Large Cap Growth Fund

have their time in the sun. In the end, the major benchmarks and Logan’s Growth Portfolios delivered modest single-digit positive returns for the quarter.

When we look at what drove the returns for the benchmarks and the portfolios over the quarter, once again, the consumer and innovation led the way. Consumers continued to view the economic challenges as temporary and continued to spend. As a result, well-run omni-channel retailers prospered as consumers remained hesitant to shop in person, instead turning to on-line shopping. Having increased their savings rate earlier this year, consumers now have pent-up demand and money to spend. Homebound consumers are looking at their homes and deciding to do some upgrades. They are either improving what they have or deciding to take advantage of record low interest rates and move. The issue now in the housing market is one of limited supply. The U.S. economy spent the last ten years underbuilding after the great financial crisis of 2008. Our team thinks that activity in the housing market has room to grow given that millennials, the largest segment of the U.S. population, are getting to the age when they typically start buying homes and starting families. Add in the increasing appeal of suburban living and low interest rates, and the housing picture looks even better. The good news for the economy is that investing in homes creates a lot of jobs — and the labor market can certainly use those jobs.

During the quarter, U.S. unemployment as of September was reported at 7.9% (Ned Davis Research), nowhere near the peak 13% seen rate seen early in this pandemic, or the 10% rate of the 2009 recession. This current level was last seen in March of 2013. Now, as in 2013, the trend is improving – this time much more rapidly than it did after 2009; however, the certainty of the current trend is in doubt. The good employment news was offset by layoffs from large established companies which needed to adjust labor forces to bring them in line with the new reality. Consumer spending represents almost 70% of the U.S. economy so we will need to watch consumers’ willingness and ability to re-engage as temperatures cool (Ned Davis Research).

The major economies are attempting to re-open with mixed results on the health front. Furthermore, the brief unity of cause in Washington that brought the swift fiscal stimulus earlier in 2020 seems to have evaporated. A contentious presidential race and a pending Supreme court nomination did not ease tensions in Washington DC, and agreement on any additional stimulus remained elusive.

Fiscal Quarter 3 – ended January 31, 2021

As of 1/31/2021, Logan Capital’s assets under management were $2,177 million ($3,575 million including assets under advisement). The Logan Large Cap Growth Fund’s performance for the quarter ending 1/31/2021 trailed the benchmark Russell 1000 Growth Index.  (Institutional Class 13.10% & Investor Class 13.05% versus 14.46% for index.)

There were two surprises during this quarter which bounced the markets around. The first surprise came on January 5th when both Democratic candidates won Georgia Senate seats in the runoff election, giving the Democratic party a majority in the Senate and control of Congress and the presidency. The very next day, during confirmation of the November 2020 presidential election results, protestors stormed the U.S. Capitol, causing

Logan Capital Large Cap Growth Fund

a temporary delay to the election certification and marking a historically tragic day in the U.S. democratic process. But after that short delay, Joe Biden was certified as the winner of the 2020 election and became president-elect of the United States. Both the surprise election results and the incident at the Capitol caused a volatile start to the new year. Fortunately, the markets were able to settle down a bit as relative calm returned.

The FAANG mega-stocks (Facebook, Alphabet, Apple, Netflix, Google) that moved up so much in previous months finally took a break from their extraordinary run while other, smaller names provided fuel to the growth index. Even though the Fund lagged the Russell 1000 Growth index, it still rose more than 13% during the quarter. Innovation, adaptability and resilience continued to be winning characteristics during the fourth quarter of 2020. Almost every aspect of life has been affected by modern technology and the world’s willingness to try something new. In healthcare, a massive deployment of funding and workforce led to vaccines being developed and perfected in months instead of years, resetting and accelerating hopes and expectations for a recovery across the globe. Businesses, large and small, are discovering just how well they have invested in themselves over the past years as omni-present computing and connectivity continues to decide those who can take part in a changing world and those who will struggle. So far, it seems that the world’s willingness to evolve has accelerated and the question in our minds now becomes, “Have we entered an era of a virtuous circle of productivity, or will it become an endless race to unprofitable competition?”

The U.S. entered the year in a position of remarkable strength. Unemployment was at record lows and wage growth was improving across all income groups, with a notable improvement at the lower end of the income spectrum. One unexpected plus was that all these things were true without inflation, thus giving the Fed the ability to lower rates coming into the year. This accommodative stance gave a push to the U.S. economy in advance of what was to become a global health and economic crisis.

Omni-present ambient computing was already changing how most industries functioned. Retail is the most obvious as e-commerce emerged as the mission critical capability. Early in the healthcare crisis, the obvious and well-known e-commerce players performed well.  Leadership then broadened out to those companies that spent the past several years making critical investments in their customer experience interfaces (and, more importantly, supply chain systems) to meet rapidly changing customer demands. Leadership also came from many established specialty brands as their customers switched from traditional purchasing habits to ordering from home. These behavioral shifts have been part of our long-term investment thesis for some time now and our team had been forecasting that these transitions would occur over the next several years; COVID-19 dramatically shortened that timeframe. The rapidity of these changes forced many companies to accelerate plans in order to remain relevant. In some cases, businesses have not been adaptive and have exited their markets, leaving greater opportunities for the survivors. We expect the companies that gained competitive advantages during the crisis will be able to maintain their advantages. The investment which has been made will enhance future profitability as the improved systems allow businesses to better

Logan Capital Large Cap Growth Fund

understand and reach their customers. As an example, many small- and mid-sized businesses discovered the value of using social media for staying in touch and making sales – meaning that even a small regional company can build a national presence, if their product is unique and effectively presented.

Fiscal Quarter 4 – ended April 30, 2021

As of 4/30/2021, Logan Capital’s assets under management were $2,409 million ($3,900 million including assets under advisement). The Logan Large Cap Growth Fund’s performance for the quarter ending 4/30/2021 outperformed the benchmark Russell 1000 Growth Index.  (Institutional Class 13.64% & Investor Class 13.57% versus 8.61% for index.)

As the Fund started its 4th fiscal quarter for the year, it was still a bit shell-shocked by the surprising outcome of the Georgia Senate elections and the violence at the U.S. Capitol. However, additional economic stimulus combined with accelerating COVID-19 vaccine distribution and a decline in coronavirus cases helped calm the markets and allowed stocks to move higher.

Things did not stay quiet for long. After only two weeks of relative calm, market volatility returned, this time driven by a historic short squeeze in videogame retailer GameStop (GME). The disorderly trading in GameStop and select other stocks caused broader market volatility, primarily due to fears of losses inflicted on large hedge funds because of the various short squeezes. But concerns of widespread losses due to GameStop trading ultimately proved unfounded, and as trading returned to normal, investors began to focus on macro-economic positives.

First, the Democratic controlled government immediately began steps to pass another massive economic stimulus bill and helped stocks rally in February. Second, vaccine distribution throughout the U.S. meaningfully accelerated in February. That increased distribution combined with the authorization of a single-dose Johnson & Johnson COVID-19 vaccine helped investors embrace the idea that the end of the pandemic was now possibly just months away, and that sentiment helped stocks rally further. Finally, COVID-19 cases began to decline rapidly in the U.S., leading to economic reopening in several states. This further bolstered investor optimism.

Markets continued to rally in March as investors began to price in a looming economic recovery following the passage of the massive $1.9 trillion economic stimulus bill, which President Biden signed on March 11th. That new stimulus, combined with COVID-19 vaccine distribution reaching 2.5 million doses/day, resulted in growing expectations for a full economic reopening and recovery in the coming months. Expectations for an acceleration in economic growth also stoked fears of inflation, pushing the 10-year Treasury yield to fresh one-year highs and causing the Fed to step in to reassure the markets that any inflation would be transitory. Subsequently, Treasury yields pulled back, making investors less jittery. Admittedly, the risk of higher yields must be monitored going forward.

As April came to an end, the markets were dealing still with fears of inflation and the Fed’s argument that any inflation will be temporary, as well as concerns over just how big

Logan Capital Large Cap Growth Fund

President Biden’s spending bill – and commensurate tax increases to pay for it – will be. On balance, the rotation favoring value stocks which has been in place over the past several months seems to have abated as investors realize that there are growth names available which have good prospects, and which are not unreasonably overvalued. The economy is robust and enjoying the benefits of the apparent victory over COVID-19, and earnings expectations for most stocks have been adjusted upwards. Countering that is the fact that P/E ratios are historically high, but if earnings continue to grow as projected, that imbalance may be able to resolve itself favorably.

Looking ahead

The remainder of 2021 brings the very real possibility of better-than-expected economic growth, assuming continuing success in the fight against COVID-19. Consumers and businesses have already received stimulus in amounts not seen since the end of WWII – and that doesn’t include the very recently passed stimulus package. Employment has staged an impressive recovery but there are many skilled job openings that employers are finding tough to fill.  If the non-working portion of the labor force continues to resist returning to work, this could well lead to wage inflation.

Consumer and business confidence are at levels which are higher than exhibited through the most recent economic recovery pre-2016. Personal savings rates rose over the past year as consumers had funds, but limited ways to spend during the COVID-19 lockdowns. Business inventories remain low and need to be replenished. Our team expects economic growth to resume rapidly as there is significant pent-up demand.

We do not expect leadership post-COVID to match pre-COVID leadership. The move to new technology has been rapid and many of those businesses, and workers, who were resistant to change will find a challenging future as many of the adaptations of the COVID era remain in place. Thinking long-term, the potential for inflation and higher costs exists on many fronts. Low inventories and challenged supply chains will most likely increase costs giving the more technologically adept businesses a considerable edge. In the United States, the proportion of workers over the age of 55 has moved up to levels not seen since the 1950’s. Many of those older workers will decide to exit the workforce rather than adapt to the new way of doing things. This change will require the labor force to work much more efficiently, further giving forward thinking companies an edge.

Our team has been positioning the portfolio to be invested in those companies that are facilitating innovative change and avoiding those that are struggling to maintain the past while not investing in the future. One of the disappointments of the past ten years has been the lackluster growth of the economy despite the significant investments made in technology. We think much of this slow growth was due to companies not forcing the adaption of the resources at hand. While COVID-19 brought severe negatives to the world, it did force companies to embrace change and technology. Those who have done so will have a prosperous future during the recovery; those who do not will face significant challenges from changing customer expectations and higher costs through scarcity of supply, higher labor costs for qualified workers, and possible higher taxes and regulation.

Logan Capital Large Cap Growth Fund

We are keeping an eye on inflation, valuations and the Fed for significant warning signs of trouble, but for now, we are maintaining our constructive view for the economy – and for the portfolio – as we expect the coming year to be one which rewards the nimble – making it an idea time for active managers.

Disclosures

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Fund may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put, and call options are highly specialized activities and entail greater-than-ordinary investment risks. The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Fund will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

The price-to-book ratio compares a company’s market value to its book value. The market value of a company is its share price multiplied by the number of outstanding shares. The book value is the net assets of a company.

P/E ratio or Price to Earnings Ratio is the measure of the share price relative to the annual net income earned per share.

BPS or Basis Points are a unit of measure to describe the percentage change.  One basis point is equivalent to 0.01%.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Logan Capital Large Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
Logan Capital Large Cap Growth Fund – Investor Class and the
Russell 1000® Growth Index.

	One	Five	Since Inception
Average Annual Total Return:	Year	Years	(6/28/12)
Logan Capital Large Cap Growth Fund –
Investor Class	58.64%	22.75%	17.94%
Russell 1000® Growth Index	51.41%	22.88%	19.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers were in effect prior to April 30, 2020. In the absence of fee waivers, returns would be reduced. For the year ended April 30, 2021, the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Large Cap Growth Fund

Comparison of the change in value of a hypothetical $100,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000® Growth Index.

	One	Five	Since Inception
Average Annual Total Return:	Year	Years	(6/28/12)
Logan Capital Large Cap Growth Fund –
Institutional Class	59.01%	23.03%	18.22%
Russell 1000® Growth Index	51.41%	22.88%	19.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2012, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers were in effect prior to April 30, 2020. In the absence of fee waivers, returns would be reduced. For the year ended April 30, 2021, the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Large Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2021 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS
at April 30, 2021

COMMON STOCKS – 99.66%	Shares	Value

Capital Goods – 4.78%
Fastenal Co.	20,623	$1,078,170
Nordson Corp.	3,151	666,153
United Rentals, Inc. (a)	3,163	1,012,002
		2,756,325

Commercial & Professional Services – 3.74%
Cintas Corp.	2,907	1,003,322
Copart, Inc. (a)	5,971	743,449
Insperity, Inc.	4,703	411,701
		2,158,472

Consumer Durables & Apparel – 3.42%
Lululemon Athletica, Inc. (a)	1,783	597,786
Nike, Inc.	6,038	800,760
YETI Holdings, Inc. (a)	6,712	573,339
		1,971,885

Consumer Services – 2.16%
Starbucks Corp.	10,856	1,242,903

Diversified Financials – 0.95%
OneMain Holdings, Inc.	9,646	548,568

Food, Beverage & Tobacco – 3.91%
Constellation Brands, Inc.	3,436	825,740
Monster Beverage Corp. (a)	14,748	1,431,293
		2,257,033

Household & Personal Products – 3.29%
Estee Lauder Cos., Inc.	6,049	1,898,176

Materials – 1.72%
Sherwin-Williams Co.	3,618	990,862

Media & Entertainment – 13.13%
Alphabet, Inc. – Class A (a)	598	1,407,393
Alphabet, Inc. – Class C (a)(b)	408	983,329
Electronic Arts, Inc.	6,709	953,215
Facebook, Inc. (a)	5,742	1,866,609
Netflix, Inc. (a)	4,589	2,356,314
		7,566,860

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2021

COMMON STOCKS – 99.66% (Continued)	Shares	Value

Pharmaceuticals, Biotechnology & Life Sciences – 9.53%
Agilent Technologies, Inc.	5,301	$708,425
Charles River Laboratories International, Inc. (a)	1,773	589,434
IQVIA Holdings, Inc. (a)	3,556	834,558
Mettler-Toledo International, Inc. (a)	1,122	1,473,545
Waters Corp. (a)	3,000	899,610
Zoetis, Inc.	5,704	986,963
		5,492,535

Retailing – 14.26%
Amazon.com, Inc. (a)	638	2,212,214
Dick’s Sporting Goods, Inc.	17,447	1,440,773
Home Depot, Inc.	4,195	1,357,796
Lithia Motors, Inc.	1,073	412,440
Pool Corp.	950	401,394
RH (a)	822	565,552
Williams-Sonoma, Inc.	10,708	1,828,391
		8,218,560

Semiconductors & Semiconductor Equipment – 6.97%
Broadcom, Inc.	4,728	2,156,914
KLA Corp.	5,894	1,858,673
		4,015,587

Software & Services – 20.04%
Adobe Systems, Inc. (a)	1,904	967,879
Cognizant Technology Solutions Corp. – Class A	7,800	627,120
EPAM Systems, Inc. (a)	2,453	1,122,861
Fiserv, Inc. (a)	8,074	969,849
Global Payments, Inc.	10,981	2,356,852
MasterCard, Inc.	6,676	2,550,632
Paycom Software, Inc. (a)	3,516	1,351,586
Trade Desk, Inc. (a)	1,469	1,071,356
TTEC Holdings, Inc.	5,242	533,269
		11,551,404

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2021

COMMON STOCKS – 99.66% (Continued)	Shares	Value

Technology Hardware & Equipment – 11.28%
Amphenol Corp.	25,936	$1,746,530
Apple, Inc.	22,198	2,918,149
CDW Corp. of Delaware	4,052	722,593
IPG Photonics Corp. (a)	2,634	571,868
Trimble, Inc. (a)	6,653	545,546
		6,504,686

Transportation – 0.48%
Old Dominion Freight Line, Inc.	1,076	277,404
TOTAL COMMON STOCKS
(Cost $19,257,116)		57,451,260

MONEY MARKET FUND – 0.50%
Fidelity Government Portfolio – Class I, 0.01% (c)	290,037	290,037
TOTAL MONEY MARKET FUND
(Cost $290,037)		290,037
TOTAL INVESTMENTS
(Cost $19,547,153) – 100.16%		57,741,297
Liabilities in Excess of Other Assets – (0.16)%		(92,677)
TOTAL NET ASSETS – 100.00%		$57,648,620

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Non-voting shares.
(c)	Rate shown is the 7-day annualized yield as of April 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2021

Assets:
Investments, at value (cost $19,547,153)	$57,741,297
Dividends and interest	16,459
Prepaid expenses	4,409
Total assets	57,762,165

Liabilities:
Payables
Advisory fee (Note 4)	34,139
Administration and accounting fees	24,667
Audit fees	22,500
12b-1 distribution fees – Investor Class	12,706
Transfer agent fees and expenses	10,762
Chief Compliance Officer fee	3,750
Shareholder reporting	3,082
Custody fees	1,103
Legal fees	188
Trustee fees and expenses	83
Accrued expenses and other payables	565
Total liabilities	113,545
Net assets	$57,648,620

Net assets consist of:
Paid-in capital	$18,634,734
Total distributable earnings	39,013,886
Net assets	$57,648,620

Investor Class:
Net assets applicable to outstanding Investor Class shares	$16,684,904
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	429,531
Net asset value, offering price and redemption price per share(1)	$38.84

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$40,963,716
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	1,030,926
Net asset value, offering price and redemption price per share(1)	$39.73

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 180 days of purchase.

Logan Capital Large Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2021

Investment income:
Dividends	$353,050
Interest	138
Total investment income	353,188

Expenses:
Investment advisory fees (Note 4)	310,866
Administration and accounting fees (Note 4)	100,496
12b-1 distribution fees – Investor Class (Note 5)	33,002
Transfer agent fees and expenses (Note 4)	29,945
Audit fees	22,500
Chief Compliance Officer fees (Note 4)	15,000
Trustee fees and expenses	13,995
Legal fees	11,999
Federal and state registration fees	10,350
Reports to shareholders	8,681
Other expenses	7,311
Custody fees (Note 4)	6,889
Insurance expense	2,387
Interest expense (Note 8)	25
Total expenses before advisory fee recoupment	573,446
Advisory fee recoupment (Note 4)	18,398
Net expenses	591,844
Net investment loss	(238,656)

Realized and unrealized gain on investments:
Net realized gain on transactions on investments	3,596,198
Net change in unrealized appreciation on investments	18,135,086
Net realized and unrealized gain on investments	21,731,284
Net increase in net assets resulting from operations	$21,492,628

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Operations:
Net investment loss	$(238,656)	$(169,869)
Net realized gain on investments	3,596,198	275,779
Net change in unrealized
appreciation on investments	18,135,086	1,117,539
Net increase in net assets
resulting from operations	21,492,628	1,223,449

Distributions to Shareholders:
Investor Class	(740,349)	(38,432)
Institutional Class	(1,848,933)	(115,129)
Total distributions to shareholders	(2,589,282)	(153,561)

Capital Share Transactions:
Proceeds from shares sold
Investor Class shares	2,893,146	1,634,215
Institutional Class shares	26,653	2,435,345
Proceeds from shares issued to holders
in reinvestment of dividends
Investor Class shares	740,350	38,432
Institutional Class shares	1,848,933	115,129
Cost of shares redeemed
Investor Class shares	(1,274,648)	(3,036,329)
Institutional Class shares	(2,592,851)	(421,270)
Redemption fees retained
Investor Class shares	87	6,163
Institutional Class shares	242	—
Net increase in net assets from
capital share transactions	1,641,912	771,685
Total increase in net assets	20,545,258	1,841,573

Net Assets:
Beginning of Year	37,103,362	35,261,789
End of Year	$57,648,620	$37,103,362

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Changes in Shares Outstanding:
Shares sold
Investor Class shares	90,317	71,292
Institutional Class shares	848	96,857
Shares issued to holders
in reinvestment of dividends
Investor Class shares	21,318	1,470
Institutional Class shares	52,097	4,322
Shares redeemed
Investor Class shares	(40,640)	(124,473)
Institutional Class shares	(80,721)	(16,229)
Net increase in shares outstanding	43,219	33,239

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Investor Class

	Year Ended April 30,
	2021	2020	2019	2018	2017
Net Asset Value –
Beginning of Year	$25.81	$25.17	$21.97	$18.27	$15.15

Income from
Investment Operations:
Net investment loss	(0.23)^	(0.17)^	(0.15)^	(0.10)	(0.16)
Net realized and unrealized
gain on investments	15.14	0.90	3.90	3.80	3.28
Total from
investment operations	14.91	0.73	3.75	3.70	3.12

Less Distributions:
Distributions from
net realized gains	(1.88)	(0.11)	(0.55)	—	—
Total distributions	(1.88)	(0.11)	(0.55)	—	—
Redemption fees	0.00 ^~	0.02 ^	0.00 ^~	0.00 ~	0.00 ~
Net Asset Value –
End of Year	$38.84	$25.81	$25.17	$21.97	$18.27

Total Return	58.64%	2.97%	17.67%	20.25%	20.59%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$16,685	$9,253	$10,326	$8,971	$6,078
Ratio of expenses
to average net assets:
Before fee waivers
and recoupment	1.38%	1.54%	1.58%	1.56%	1.76%
After fee waivers
and recoupment	1.42%	1.49%	1.49%	1.41%	1.49%
Ratio of net investment loss
to average net assets:
Before fee waivers
and recoupment	(0.64)%	(0.71)%	(0.76)%	(0.82)%	(1.10)%
After fee waivers
and recoupment	(0.68)%	(0.66)%	(0.67)%	(0.67)%	(0.83)%
Portfolio turnover rate	11%	12%	7%	8%	9%

^	Based on average shares outstanding.
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class

	Year Ended April 30,
	2021	2020	2019	2018	2017
Net Asset Value –
Beginning of Year	$26.31	$25.61	$22.29	$18.50	$15.30

Income from
Investment Operations:
Net investment loss	(0.15)^	(0.10)^	(0.10)^	(0.10)	(0.10)
Net realized and unrealized
gain on investments	15.45	0.91	3.97	3.89	3.30
Total from
investment operations	15.30	0.81	3.87	3.79	3.20

Less Distributions:
Distributions from
net realized gains	(1.88)	(0.11)	(0.55)	—	—
Total distributions	(1.88)	(0.11)	(0.55)	—	—
Redemption fees	0.00 ^~	—	—	—	—
Net Asset Value –
End of Year	$39.73	$26.31	$25.61	$22.29	$18.50

Total Return	59.01%	3.15%	17.95%	20.49%	20.92%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$40,964	$27,850	$24,936	$21,140	$17,551
Ratio of expenses
to average net assets:
Before fee waivers
and recoupment	1.13%	1.29%	1.33%	1.39%	1.51%
After fee waivers
and recoupment	1.17%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment loss
to average net assets:
Before fee waivers
and recoupment	(0.39)%	(0.46)%	(0.51)%	(0.65)%	(0.85)%
After fee waivers
and recoupment	(0.43)%	(0.41)%	(0.42)%	(0.50)%	(0.58)%
Portfolio turnover rate	11%	12%	7%	8%	9%

^	Based on average shares outstanding.
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2021

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on June 28, 2012 and offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees: The Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2021, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Distributable Earnings	Paid-in Capital
$48,673	$(48,673)

G.	Events Subsequent to the Fiscal Year End: In preparing the financial statements as of April 30, 2021, management considered the impact of subsequent events for the

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$7,566,860	$—	$—	$7,566,860
Consumer Discretionary	11,433,348	—	—	11,433,348
Consumer Staples	4,155,209	—	—	4,155,209
Financials	548,568	—	—	548,568
Health Care	5,492,535	—	—	5,492,535
Industrials	5,192,201	—	—	5,192,201
Information Technology	22,071,677	—	—	22,071,677
Materials	990,862	—	—	990,862
Total Common Stocks	57,451,260	—	—	57,451,260
Money Market Fund	290,037	—	—	290,037
Total Investments	$57,741,297	$—	$—	$57,741,297

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

(“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Logan Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% based upon the average daily net assets of the Fund.  For the year ended April 30, 2021, the Fund incurred $310,866 in advisory fees.  Advisory fees payable at April 30, 2021 for the Fund were $34,139.

The Fund is responsible for its own operating expenses.  Effective August 28, 2020, the Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and dividends on securities sold short, extraordinary expenses, 12b-1 fees, shareholder servicing fees, and other class specific expenses) do not exceed 1.14% of the average daily net assets. Prior to August 28, 2020, the Advisor  contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and dividends on securities sold short, extraordinary expenses, 12b-1 fees, shareholder servicing fees, and other class specific expenses) did not exceed 1.24% of the average daily net assets.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2021, the Advisor reduced its fees and absorbed Fund expenses in the amount of $5,241 for the Fund.  For the year ended April 30, 2021, the Advisor recouped $23,639 in previously waived expenses. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

4/30/2022	4/30/2023	4/30/2024	Total
$21,086	$18,911	$5,241	$45,238

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for administration and accounting, transfer agency, custody and compliance services for the year ended April 30, 2021 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan allows the payment of a monthly fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2021, the 12b-1 distribution fees incurred under the Plan by the Fund’s Investor Class shares are disclosed in the statement of operations.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

NOTE 6 – SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Fund may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended April 30, 2021, the Fund did not accrue shareholder servicing fees.

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended April 30, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$5,119,872	$5,992,657

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – LINE OF CREDIT

The Fund has an uncommitted line of credit in the amount of $4,200,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended April 30, 2021, the Fund had an average daily outstanding balance of $762, a weighted average interest rate of 3.25%, incurred interest expense of $25 and had a maximum amount outstanding of $198,000. At April 30, 2021, the Fund had no outstanding loan amounts.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2021 and April 30, 2020 was as follows:

	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Long-Term Capital Gains	$2,589,282	$153,561

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

As of April 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$19,612,878
Gross unrealized appreciation	38,331,148
Gross unrealized depreciation	(202,729)
Net unrealized appreciation(a)	38,128,419
Undistributed long-term capital gains	992,516
Total distributable earnings	992,516
Other accumulated gains/(losses)	(107,049)
Total accumulated earnings/(losses)	$39,013,886

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and post 30-day wash sales.

At April 30, 2021, the Fund deferred, on a tax basis, ordinary late year losses of $107,049.

NOTE 10 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides additional information regarding these and other risks of investing in the Fund.

Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Large Cap Growth Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Large Cap Growth Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Equity Securities Risk.  The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Large Cap Growth Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Large Cap Growth Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if securities of companies in such a sector comprised a lesser portion of the Large Cap Growth Fund’s portfolio.

NOTE 11 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2021, U.S. Bank N.A., for the benefit of North Star Mutual Equity Logan and Charles Schwab & Co., Inc. owned 61.10% and 28.31%, respectively, of the outstanding shares of the Fund.

Logan Capital Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Logan Capital Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Logan Capital Large Cap Growth Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 25, 2021

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE
April 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2020 to April 30, 2021.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE (Continued)
April 30, 2021 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2020	4/30/2021	11/1/2020 – 4/30/2021
Actual
Investor Class	$1,000.00	$1,283.90	$7.87
Institutional Class	$1,000.00	$1,285.30	$6.46
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,017.90	$6.46
Institutional Class	$1,000.00	$1,019.14	$5.71

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 1.39% and 1.14%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period of operations).

Logan Capital Large Cap Growth Fund

NOTICE TO SHAREHOLDERS
at April 30, 2021 (Unaudited)

For the year ended April 30, 2021, the Logan Capital Large Cap Growth Fund designated $2,589,282 as long-term capital gains for purposes of the dividends paid deduction.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-855-215-1200 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served*	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee, Advisors
(age 74)		term; since	Gamma Delta		Series Trust
615 E. Michigan Street		March 2014.	Housing		(for series not
Milwaukee, WI 53202			Corporation		affiliated with
			(collegiate housing		the Funds).
management) (2012
to July 2019); Trustee
and Chair (2000 to
2012), New
Covenant Mutual
Funds (1999 to 2012);
Director and Board
Member, Alpha
Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	4	Trustee, Advisors
(age 60)		term; since	Business Development		Series Trust
615 E. Michigan Street		March 2017.	Ballast Equity		(for series not
Milwaukee, WI 53202			Management, LLC		affiliated with
			(a privately-held		the Funds).
investment advisory
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory firm)
(2002 to 2017).

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served*	Five Years	Trustee(2)	Five Years(3)

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	4	Trustee, Advisors
(age 73)		term; since	Manager, President,		Series Trust
615 E. Michigan Street		September	CEO, U.S. Bancorp		(for series not
Milwaukee, WI 53202		2008.	Fund Services, LLC		affiliated with
			and its predecessors		the Funds).
(May 1991 to
July 2017).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	4	Trustee, Advisors
(age 62)	of the	term; since	Group, Inc.		Series Trust
615 E. Michigan Street	Board	January	(financial consulting		(for series not
Milwaukee, WI 53202		2020.	firm) (1998 to present).		affiliated with
	Trustee	Indefinite			the Funds);
		term; since			Independent
		January 2016.			Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective Credit
Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present.

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 52)	Chief	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	December	(February 1996 to present).
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 59)	President,	term; since	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer	December	(October 1998 to present).
Milwaukee, WI 53202	and	2007.
Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 49)	Treasurer	term; since	U.S. Bank Global Fund Services
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 38)	Treasurer	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 63)	President,	term; since	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 53)	President	term; since	Services (July 2007 to present).
2020 E. Financial Way,	and	September
Suite 100	Secretary	2019.
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of April 30, 2021, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At meetings held on October 19-20 and December 10-11, 2020, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) on behalf of the Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and also approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  At both meetings, the Board received and reviewed substantial information regarding the Funds, the Advisor, and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds, as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Advisor’s business continuity plan has operated during the recent COVID-19 pandemic.  The Board further considered its knowledge of the Advisor’s operations and noted that during the course of the prior year they had met with certain personnel of the Advisor in person or by videoconference to discuss the Large Cap Growth Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services are satisfactory.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

long-term performance of the Large Cap Growth Fund as of June 30, 2020, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications, an appropriate securities market benchmark, and the Advisor’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative per group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.  When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Large Cap Growth Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-year period and outperformed for the three-year and five-year periods ended June 30, 2020. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index for the one-, three-, and five-year periods ended June 30, 2020.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund, noting that the Fund underperformed its similarly managed account composite for the one-, three-, and five-year periods.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Fund of 1.14% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

expense ratio for the Fund was above the peer group median and average.  The Board also noted that the contractual advisory fee was equal to the peer group median and slightly above the average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was equal to the peer group median and average.  The Board also considered that after advisory fee waivers and reimbursement of Fund expenses necessary to maintain the Expense Caps, the net advisory fee received by the Advisor from the Fund during the year ended June 30, 2020 was below the peer group median and average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Logan Capital International Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital International Fund of 1.15% (the “Expense Cap”). The Board noted that the Fund’s estimated total expense ratio was above the peer group median and average.  The Board also noted that the contractual advisory fee was below the peer group median and equal to the peer group average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Logan Capital Small Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Small Cap Growth Fund of 1.15% (the “Expense Cap”).  The Board noted that the Fund’s estimated total expense ratio was above the peer group median and average.  The Board also noted that the contractual advisory fee was equal to the peer group median and slightly above the peer group average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Fund of 1.15% (the “Expense Cap”).  The Board noted that the Fund’s estimated total expense ratios was above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional material benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Large Cap Growth Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Logan Capital Large Cap Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Investment Advisor
Logan Capital Management, Inc.
3843 West Chester Pike, Suite 150
Newtown Square, PA 19073

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(855) 215-1200

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

 (b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2021	FYE 4/30/2020
Audit Fees	$18,900	$18,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2021	FYE 4/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2021	FYE 4/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    7/7/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief
Executive Officer/Principal Executive Officer

Date    7/7/2021

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date     7/7/2021

* Print the name and title of each signing officer under his or her signature.